Vanguard Total International Bond Index Fund

Supplement to the Statement of Additional Information Dated
February 23, 2018

Effective June 22, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Total
International Bond Index Fund (the “Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

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Vanguard Marketing Corporation, Distributor.	SAI 1231A 062018